UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2015

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 5, 2015, the Board of Directors of Endeavor IP, Inc. (the “Company”) appointed David Waldman as a director of the Company.

Mr. Waldman will receive monthly compensation of $1,000.

There are no arrangements or understandings between Mr. Waldman and any other person pursuant to which he was appointed as a director of the Company.

There are no transactions in which Mr. Waldman had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On February 5, 2015, the Company issued a press release announcing the appointment of David Waldman as a director of the Company.  A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release announcing the appointment of David Waldman as a director of Endeavor IP, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Franciscus Diaba
Franciscus Diaba
President and Chief Executive Officer